Exhibit 10.17

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

FDP Data Transfer and Use Agreement (“Agreement”)
Provider: University of Utah	Recipient: NUVO-GROUP LTD.
Provider Scientist Name: [***] Email: [***]	Recipient Name: [***] Email: [***]
Agreement Term Start Date: Date of last signature below	Project Title:	Emotion dysregulation across generations: Identifying early developmental and clinical indicators of risk
End Date: Three (3) Years after the Start Date	Attachment 2 Type:	De-identified Data about Human Subjects

Terms and Conditions

1)	Provider shall provide the data set described in Attachment 1 (the “Data”) to Recipient for the research purpose set forth in Attachment 1 (the “Project”). [***].

2)	If applicable, reimbursement of any costs associated with the preparation, compilation, and transfer of the Data to the Recipient will be addressed in Attachment 1.

3)	Recipient shall not use the Data except as authorized under this Agreement. The Data will be used solely to conduct the Project and solely by Recipient Scientist and Recipient’s faculty, employees, fellows, students, and agents (“Recipient Personnel”) and Collaborator Personnel (as defined in Attachment 3) that have a need to use, or provide a service in respect of, the Data in connection with the Project and whose obligations of use are consistent with the terms of this Agreement (collectively, “Authorized Persons”).

4)	Except as authorized under this Agreement or otherwise required by law, Recipient agrees to retain control over the Data and shall not disclose, release, sell, rent, lease, loan, or otherwise grant access to the Data to any third party, except Authorized Persons, without the prior written consent of Provider. Recipient agrees to establish appropriate administrative, technical, and physical safeguards to prevent unauthorized use of or access to the Data and comply with any other special requirements relating to safeguarding of the Data as may be set forth in Attachment 2.

5)	Recipient agrees to use the Data in compliance with all applicable laws, rules, and regulations, as well as all professional standards applicable to such research.

6)	Recipient is encouraged to make publicly available the results of the Project. Before Recipient submits a paper or abstract for publication or otherwise intends to publicly disclose information about the results of the Project, the Provider will have [***] from receipt to review proposed manuscripts and [***] from receipt to review proposed abstracts to ensure that the Data is appropriately protected. Provider may request in writing that the proposed publication or other disclosure be delayed for up to thirty (30) additional days as necessary to protect proprietary information.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

7)	Recipient agrees to recognize the contribution of the Provider as the source of the Data in all written, visual, or oral public disclosures concerning Recipient’s research using the Data, as appropriate in accordance with scholarly standards and any specific format that has been indicated in Attachment 1.

8)	Unless terminated earlier in accordance with this section or extended via a modification in accordance with Section 13, this Agreement shall expire as of the End Date set forth above. Either party may terminate this Agreement prior to the End Date either (i) upon the mutual written agreement of the parties to terminate this Agreement or (ii) upon the material breach of the other party which remains uncured for [***] after such breaching party is put on notice of such breach. Upon expiration or early termination of this Agreement, Recipient shall follow the disposition instructions provided in Attachment 1; provided, however, that Recipient may retain one (1) copy of the Data to the extent necessary to comply with the records retention requirements under any law, and for the purposes of research integrity and verification.

9)	Except as provided below or prohibited by law, any Data delivered pursuant to this Agreement is understood to be provided “AS IS.” PROVIDER MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FORA PARTICULAR PURPOSE, OR THAT THE USE OF THE DATA WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS. Notwithstanding, Provider, to the best of its knowledge and belief, has the right and authority to provide the Data to Recipient for use in the Project.

10)	Except to the extent prohibited by law, the Recipient assumes all liability for damages which may arise from its use, storage, disclosure, or disposal of the Data. The Provider will not be liable to the Recipient for any loss, claim, or demand made by the Recipient, or made against the Recipient by any other party, due to or arising from the use of the Data by the Recipient, except to the extent permitted by law when caused by the gross negligence or willful misconduct of the Provider. No indemnification for any loss, claim, damage, or liability is intended or provided by either party under this Agreement.

11)	Neither party shall use the other party’s name, trademarks, or other logos in any publicity, advertising, or news release without the prior written approval of an authorized representative of that party. The parties agree that each party may disclose factual information regarding the existence and purpose of the relationship that is the subject of this Agreement for other purposes without written permission from the other party provided that any such statement shall accurately and appropriately describe the relationship of the parties and shall not in any manner imply endorsement by the other party whose name is being used.

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

12)	Unless otherwise specified, this Agreement and the below listed Attachments embody the entire understanding between Provider and Recipient regarding the transfer of the Data to Recipient for the Project:

I.	Attachment 1: Project Specific Information

II.	Attachment 2: Data-specific Terms and Conditions

III.	Attachment 3: Identification of Permitted Collaborators (if any)

13)	No modification or waiver of this Agreement shall be valid unless in writing and executed by duly-authorized representatives of both parties.

14)	The undersigned Authorized Officials of Provider and Recipient expressly represent and affirm that the contents of any statements made herein are truthful and accurate and that they are duly authorized to sign this Agreement on behalf of their institution.

By an Authorized Official of Provider:		By an Authorized Official of Recipient:

[***] /s/ Authorized Signatory		/s/ Oren Oz

Name:	[***]	Name:	Oren Oz
Title:	Director, Office of Sponsored Projects	Title:	CEO

Contact Information for Formal Notices:		Contact Information for Formal Notices:
Name:	[***]	Name:	[***]
Address:	75 South 2000 East, RAB Salt Lake City, UT 84112-8930	Address:	Yigal Alon 94 Alon Tower 1 Tel Aviv, Israel 6789155
[***]:	[***]	Email:	[***]
[***]:	[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

Attachment 1 Data Transfer and Use Agreement Project Specific Information

1.	Description of Data:

All data derived from the Project (e.g., data subject usage of Recipient’s INVU system and beyond) including without limitation, fetal and maternal heart rate that is obtained from pregnant women in their third trimester. These women have no major medical complications. We will obtain data from [***]. The data are obtained under the IRB-approved study: “Emotion dysregulation across generations: Identifying early developmental and clinical indicators of risk”.

2.	Description of Project

NUVO has developed and owns a proprietary prenatal remote monitoring system known as “INVU” (the “System”) which, generates/collects various forms of diagnostic fetal data arising from patient usage and can be made available to research facilities and institutions for the purpose of carrying out pregnancy-related research. The University of Utah will recruit pregnant women with a wide range of emotion dysregulation during their third trimester, conduct physiological assessments of mood and stress in the home, conduct newborn neurobehavioral exams at birth, and follow-up with mothers and infants postpartum at 7 and 18 months.

3.	Provider Support and Data Transmission:

Provider shall transmit the Data to Recipient: (select one) ☒ electronically or ☐ by mail to:

Name:
Address:
Email:
Phone:

Upon execution of this Agreement, Provider shall send any specific instructions necessary to complete the transfer of the Data to the contact person listed above, if not already included below in this section of Attachment 1.

Subject to payment INVU will during the DTA term (1) provide the system (by way of three (3) devises and all supporting System components) to institution for use by Study Participants, and additional components, such as technical support and access to digital tools, shall be determined pursuant to a SOW or Addendum, as applicable, (2) make available to institution the INVU Data comprised of the maternal/fetal heartrates collected from Study Participants’ usage of the System (collectively, the “Participant HR Data”).

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

4.	Reimbursement of Costs:

[***]

[***]

[***]

[***]

☐	As set forth herein:

5.	Disposition Requirements upon the termination or expiration of the Agreement:

Instructions to the drafter; delete after completion of this section:

Upon any termination: [***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. OMISSIONS ARE IDENTIFIED AS [***].

Attachment 3 Data Transfer and Use Agreement Identification of Permitted Collaborators (if any)

For all purposes of this Agreement, the definition of “Collaborator Personnel” checked below will pertain:

[***]

[***]

[***]

[***]